Exhibit 10.1

CONSUMER DIRECT OF AMERICA
2004 STOCK COMPENSATION PLAN

     1. PURPOSE OF THE PLAN. The purpose of this Stock Compensation Plan (“Plan”) of Consumer Direct of America, a Nevada corporation (the “Company”) is to provide the Company with a means of compensating selected key employees (including officers) of and consultants and advisors to the Company and its subsidiaries for their services with shares of Common Stock of the Company.

     2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Company’s Board of Directors (the “Board”).

          2.1 Award or Sale of Shares. The Company’s Board shall (a) select those key employees (including officers), consultants and advisors to whom shares of the Company’s Common Stock shall be awarded or sold, and (b) determine the number of shares to be awarded or sold; the time or times at which shares shall be awarded or sold; and such conditions, rights of repurchase, rights of first refusal or other transfer restrictions as the Board may determine. Each award or sale of shares under the Plan shall be evidenced by a written agreement between the Company and the person to whom shares of the Company’s Common Stock are awarded or sold.

          2.2 Consideration for Shares. Shares of the Company’s Common Stock to be awarded or sold under the Plan shall be issued for such lawful consideration, having a value not less than the par value thereof, as shall be determined from time to time by the Board in its sole discretion.

          2.3 Board Procedures. The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Board shall keep minutes of its meetings and records of its actions. A majority of the members of the Board shall constitute a quorum for the transaction of any business by the Board. The Board may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or through use of conference telephone or any other communications equipment in accordance with Section 78.315 of the Nevada General Corporation Law, as amended) or by written consent of Board members without a meeting.

          2.4 Finality of Board Action. The Board shall resolve all questions arising under the Plan. Each determination, interpretation, or other action made or taken by the Board shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Board and each of the members of the Board.

          2.5 Non-Liability of Board Members. No Board member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any shares of the Company’s Common Stock sold or awarded under it.

          2.6 Board Power to Amend, Suspend, or Terminate the Plan. The

Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

     3. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Board of Directors is authorized to sell or award up to Seven Hundred Fifty Thousand (750,000) shares of the Company’s Common Stock (“Common Stock”).

     4. PARTICIPANTS. All key employees (including officers) of and consultants and advisors to the Company and any of its subsidiaries (sometimes referred to herein as “participants”) are eligible to participate in the Plan; provided, however, that consultants and advisors are eligible to participate in the Plan only if (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services provided by them are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities. A copy of this Plan shall be delivered to all participants, together with a copy of any Board resolutions authorizing the issuance of the shares and establishing the terms and conditions, if any, relating to the sale or award of such shares.

     5. RIGHTS AND OBLIGATIONS OF PARTICIPANTS. The award or sale of shares of Common Stock shall be conditioned upon the participant providing to the Board a written representation that, at the time of such award or sale, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under the applicable law. The providing of such representation and such restriction on transfer shall not, however, be required upon any person’s receipt of shares of Common Stock under the Plan in the event that, at the time of award or sale, the shares shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Board, (i) the issuance of such shares would constitute a violation by the participant or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental authority is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

     6. PAYMENT OF SHARES.

          (a) The entire purchase price of shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such shares are issued, except as provided in subsection (b) below.

          (b) At the discretion of the Board, shares may be issued under the Plan in consideration of services performed; provided, however, that no shares shall be issued for a

2

contract for future services nor shall any shares be issued in consideration of services performed unless and until such services have been fully performed.

     7. ADJUSTMENTS. If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares which may be granted under the Plan.

     8. TAX WITHHOLDING. As a condition to the purchase or award of shares, the participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase or award.

     9. TERM OF PLAN.

          9.1 Effective Date. The Plan shall become effective on May 14, 2004.

          9.2 Termination Date. The Plan shall terminate at midnight on May 13, 2014, and no shares shall be awarded or sold after that time. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 2.6.

     10. NON-EXCLUSIVITY OF PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

     11. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the state of Nevada.

3

CONSUMER DIRECT OF AMERICA
2004 Stock Compensation Plan

750,000 Shares of Common Stock

     We are offering up to 750,000 shares of Common Stock (the “Shares”) pursuant to the Consumer Direct of America 2004 Stock Compensation Plan. This prospectus summarizes the terms of the plan.

     For information regarding the plan and the Shares covered by the plan, you should rely exclusively on this prospectus and any amendment or supplement to this prospectus.

     If you have any questions after reading this prospectus, you may contact Joseph Cosio-Barron, at 6330 S. Sandhill Rd., Suite 8, Las Vegas, Nevada 89120, telephone (702) 547-7300.

     This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933) as amended (“Securities Act’”).

May 20, 2004

CONSUMER DIRECT OF AMERICA

TABLE OF CONTENTS

Incorporation of Certain Documents by Reference	3
The 2004 Stock Compensation Plan	4
Restrictions on Resales by Affiliates
Securities Act Registration or Exemption	5
Exchange Act “Short Swing” Trading Restrictions	5
Federal Tax Considerations	5

Exhibits:

     Exhibit A:                      2004 Stock Compensation Plan

     Exhibit B:                      Individual Agreement Governing Issuance of Shares

     Exhibit C:                      Board Resolutions Governing Issuance of Shares

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     We have filed the following documents with the Securities and Exchange Commission and hereby incorporate them by reference in this prospectus:

     (a) Our annual report on Form 10-K for the year ended December 31, 2003.

     (b) Our quarterly report on Form 10-Q for the quarter ended March 31, 2004.

     (c) All other reports filed by us pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of our fiscal year covered by our annual report referred to in (a) above.

     (d) The description of our class of Common Stock which is registered under Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

     In addition, all of the documents that we file with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and before we file a post-effective amendment which indicates that all of the Shares have been sold, or which deregisters all of the Shares then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be part hereof from the date of filing of such documents.

     We hereby undertake to provide you, without charge, upon your written or oral request, a copy of any or all of the documents incorporated in this prospectus by reference as described above, excluding exhibits thereto (except for those exhibits incorporated by reference into the text of such documents). If we subsequently provide you with information updating the information in the prospectus, we undertake to provide promptly, without charge, upon your written or oral request, another copy of this prospectus and all prior updates or revisions. We will also make available without charge, upon your written or oral request, any other documents which may be required to be delivered to you pursuant to Rule 428(b) under the Securities Act. You should direct your requests to Joseph Cosio-Barron, Vice President and General Counsel, at 6330 S. Sandhill Rd., Suite 8, Las Vegas, Nevada 89120, telephone (702) 547-7300.

THE 2004 STOCK COMPENSATION PLAN

     Purpose. The purpose of the plan is to provide us with a means of compensating selected key employees (including officers) of, and consultants and advisors to, the Company and its subsidiaries for their services with shares of Common Stock of the Company. A copy of the plan is attached as Exhibit A to this prospectus.

     Shares Subject to the Plan. All Shares awarded or sold under the plan will be newly issued shares of the Company’s Common Stock. The number of Shares subject to the plan is 750,000. The Company’s Board of Directors will adjust the number and kind of shares subject to the plan in the event of any recapitalization, reclassification, reorganization, merger, consolidation, share exchange, other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock.

     Administration. The Board of Directors administers the plan. The Board selects those who are to participate in the plan. The Board determines the number of Shares to be awarded or sold to participants, the times of such awards or sales, the consideration to be paid for the Shares, and the conditions, rights of repurchase, rights of first refusal and transfer restrictions, if any, that will apply. At the Board’s discretion, Shares may be issued in consideration of services fully performed, if such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. You may obtain additional information about the plan and its administrators by contacting Joseph Cosio-Barron, at 6330 S. Sandhill Rd., Suite 8, Las Vegas, Nevada 89120, telephone (702) 547-7300.

     Written Agreements. Each award or sale of Shares under the plan must be evidenced by a written agreement between the Company and the recipient of the Shares, A copy of the written agreement between you and the Company has been attached to this prospectus as Exhibit B. In addition, a copy of the Board resolutions authorizing the Company to issue the Shares to you under that agreement is attached as Exhibit C.

     Amendment. The Board may make changes in or additions to the plan which it deems to be proper and in the best interests of the Company and its stockholders.

     Term and Termination. The plan became effective on May 14, 2004 and will automatically terminate on May 13, 2014. The Board may also act to suspend or terminate the plan at any time, without notice.

     Inapplicability of ERISA. The plan is not subject to provisions of the Employee Retirement Income Security Act of 1974.

RESTRICTIONS ON RESALES BY AFFILIATES

Securities Act Registration or Exemption

     If you are, or if you become, an “affiliate” of the Company as defined by regulations under the Securities Act, you may not offer or sell the Shares you receive under the plan except pursuant to an effective registration statement under the Securities Act or an available exemption from registration. For this purpose, the term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. You should consult with counsel about your possible status as an affiliate of the Company.

     Generally, an affiliate may resell the Shares in reliance on the exemption from registration provided by Rule 144 under the Securities Act if:

•	Information filed with the Securities and Exchange Commission about the Company is current at the time of sale

•	The affiliate transmits a notice of proposed sale on Form 144 to the Securities and Exchange Commission

•	The affiliate does not sell more Shares than the rule permits in any three-month period (generally up to 1 % of the outstanding shares)

•	The sale is made in a brokers transaction or a transaction directly with a market maker

     You should consult with counsel about how to satisfy Rule 144 in your specific situation.

Exchange Act “Short-Swing” Trading Restriction

     If you are an officer or director of the Company and you sell any of the Shares within six months after you acquire them, or if you sell Shares within six months before or after you purchase other shares of the Company’s Common Stock, you may be required to pay the Company the resulting profits, as determined under Section 16{b) of the Exchange Act and related rules. Any officer or director should therefore consult with counsel before purchasing or selling securities of the Company.

FEDERAL TAX CONSIDERATIONS

     The plan is not qualified under Section 401 (a) of the Internal Revenue Code.

     For federal income tax purposes, participants to whom Shares are awarded or sold under the plan will take a basis in the Shares equal to the fair market value of the Shares on the date of the award or sale. Participants who are awarded Shares will recognize ordinary income equal to the fair market value of the Shares on the date of the award, and the Company will be entitled to a corresponding deduction as of such date. Income realized by employees is subject to income and employment withholding taxes.

     If you sell the Shares you receive under the plan, you will recognize either long-term or short-term capital gain or loss depending upon the length of time you have held the Shares. Under current law, any Shares you hold for less than one year would be taxed as short-term capital gain upon disposition at federal rates of up to 38.6%. Shares you hold for more than 12 months would be taxed as long-term capital gain and would be subject to a maximum federal tax rate of 15%.

Exhibit A

CONSUMER DIRECT OF AMERICA
2004 STOCK COMPENSATION PLAN

     1. PURPOSE OF THE PLAN. The purpose of this Stock Compensation Plan (“Plan”) of Consumer Direct of America, a Nevada corporation (the “Company”) is to provide the Company with a means of compensating selected key employees (including officers) of and consultants and advisors to the Company and its subsidiaries for their services with shares of Common Stock of the Company.

     2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Company’s Board of Directors (the “Board”).

          2.1 Award or Sale of Shares. The Company’s Board shall (a) select those key employees (including officers), consultants and advisors to whom shares of the Company’s Common Stock shall be awarded or sold, and (b) determine the number of shares to be awarded or sold; the time or times at which shares shall be awarded or sold; and such conditions, rights of repurchase, rights of first refusal or other transfer restrictions as the Board may determine. Each award or sale of shares under the Plan shall be evidenced by a written agreement between the Company and the person to whom shares of the Company’s Common Stock are awarded or sold.

          2.2 Consideration for Shares. Shares of the Company’s Common Stock to be awarded or sold under the Plan shall be issued for such lawful consideration, having a value not less than the par value thereof, as shall be determined from time to time by the Board in its sole discretion.

          2.3 Board Procedures. The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Board shall keep minutes of its meetings and records of its actions. A majority of the members of the Board shall constitute a quorum for the transaction of any business by the Board. The Board may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or through use of conference telephone or any other communications equipment in accordance with Section 78.315 of the Nevada General Corporation Law, as amended) or by written consent of Board members without a meeting.

          2.4 Finality of Board Action. The Board shall resolve all questions arising under the Plan. Each determination, interpretation, or other action made or taken by the Board shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Board and each of the members of the Board.

          2.5 Non-Liability of Board Members. No Board member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any shares of the Company’s Common Stock sold or awarded under it.

          2.6 Board Power to Amend, Suspend, or Terminate the Plan. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

     3. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Board of Directors is authorized to sell or award up to Seven Hundred Fifty Thousand (750,000) shares of the Company’s Common Stock (“Common Stock”).

     4. PARTICIPANTS. All key employees (including officers) of and consultants and advisors to the Company and any of its subsidiaries (sometimes referred to herein as “participants”) are eligible to participate in the Plan; provided, however, that consultants and advisors are eligible to participate in the Plan only if (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services provided by them are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities. A copy of this Plan shall be delivered to all participants, together with a copy of any Board resolutions authorizing the issuance of the shares and establishing the terms and conditions, if any, relating to the sale or award of such shares.

     5. RIGHTS AND OBLIGATIONS OF PARTICIPANTS. The award or sale of shares of Common Stock shall be conditioned upon the participant providing to the Board a written representation that, at the time of such award or sale, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under the applicable law. The providing of such representation and such restriction on transfer shall not, however, be required upon any person’s receipt of shares of Common Stock under the Plan in the event that, at the time of award or sale, the shares shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Board, (i) the issuance of such shares would constitute a violation by the participant or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental authority is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

     6. PAYMENT FOR SHARES.

          (a) The entire purchase price of shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such shares are issued, except as provided in subsection (b) below.

          (b) At the discretion of the Board, shares may be issued under the Plan in consideration of services performed; provided, however, that no shares shall be issued for a contract for future services nor shall any shares be issued in consideration of services performed unless and until such services have been fully performed.

     7. ADJUSTMENTS. If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares which may be granted under the Plan.

     8. TAX WITHHOLDING. As a condition to the purchase or award of shares, the participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase or award.

     9. TERM OF PLAN.

          9.1 Effective Date. The Plan shall become effective on May 14, 2004.

          9.2 Termination Date. The Plan shall terminate at midnight on May 13, 2014, and no shares shall be awarded or sold after that time. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 2.6.

     10. NON-EXCLUSIVITY OF PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

     11. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the state of Nevada.

Exhibit B

Individual Agreement Governing Issuance of Shares